FIRST AMENDMENT TO

AMENDED AND RESTATED STOCKHOLDER RIGHTS AGREEMENT OF

ECO-STIM ENERGY SOLUTIONS, INC.

This First Amendment to the Amended and Restated Stockholder Rights Agreement of Eco-Stim Energy Solutions, Inc., a Nevada corporation (the “Company”), is entered into and effective as of June 6, 2017 (this “First Amendment”), by and between the Company and the undersigned Stockholders, with respect to that certain Amended and Restated Stockholder Rights Agreement dated March 3, 2017 between the Company and the Stockholders identified therein (the “Rights Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to each such term in the Rights Agreement.

Recitals

A.	In connection with a proposed private placement of shares of the Company’s common stock, par value $0.001 per share, it has been proposed that the Rights Agreement be amended as provided herein.

B.	Pursuant to Section 7.09 of the Rights Agreement, except with respect to certain circumstances not relevant here, the Rights Agreement may be amended, supplemented, or otherwise modified pursuant to an instrument in writing executed by the Company, the FTP Investors, and Stockholders holding a majority of the issued and outstanding shares of Common Stock owned by Stockholders (the FTP Investors and such Stockholders, the “Requisite Stockholders”), and such written amendment or modification will be binding upon the Company, each Stockholder and each Other Investor.

C.	The undersigned Stockholders constitute the Requisite Stockholders.

Amendment

NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1. Section 2.03(d) of Article II is hereby amended and restated in its entirety to provide as follows:

(d) Recusal. Each FTP Investor Director may recuse himself or herself from being present or participating at a meeting (or portion thereof) at which a matter is considered in which the FTP Investors’ interest as the Note Holders under the Notes Agreement, or any other interest of the FTP Investors, can be reasonably expected to be in conflict with the FTP Investors’ interest as Stockholders, or voting on any such matter. Any recused FTP Investor Director may be counted in determining the presence of a quorum at any meeting at which such a matter is considered but his or her vote shall not be counted in determining the number of required votes to approve such matter if he either voluntarily or mandatorily recuses himself or herself. In the event all FTP Investor Directors recuse themselves from a meeting, portion thereof, or action by written consent with respect to matters subject to Section 2.04 of this Agreement, then the affirmative vote of at least two (2) of the FTP Investor Directors then in office shall not be required for the approval of such matters, notwithstanding the provisions of Section 2.04 of this Agreement to the contrary.

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2.	Except as amended by this First Amendment, the Rights Agreement remains the same and in full force and effect.

3.	This First Amendment may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This First Amendment shall become effective upon the execution of a counterpart hereof by each party hereto and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party hereto.

[Signature page(s) follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

A Nevada corporation

By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

ESES - Signature Page to

First Amendment to Amended and Restated Stockholder Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

FT SOF VII HOLDINGS, LLC

By:	/s/ Bryan A. Meyer
Name:	Bryan A. Meyer
Title:	Authorized Person

ESES - Signature Page to

First Amendment to Amended and Restated Stockholder Rights Agreement